Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
25.	Subsequent events
The Company and Alibaba entered into supplemental agreements to the original convertible loan agreement on March 28, 2022 and April 29, 2022, which has extended the maturity date to May 28, 2022. The April 29, 2022 supplement agreement also provides that the maturity date of the Convertible Loan shall not be extended beyond May 28, 2022 without the prior consent of Alibaba. The Company has made several undertakings under the supplemental agreement dated April 29, 2022, including, among others, an undertaking to pay US$3,000,000 as a part of the accrued interest of the Convertible Loan to Alibaba no later than May 15, 2022. The interest rate of the Convertible Loan has also been amended from the original

compound rate of 3% per annum to a compound rate

of
9% per
annum plus a simple rate
o
f
 3% per
annum, calculated from the original loan drawdown date of April 4, 2019.

The principal and accumulated interest of the Convertible Loan, including the incremental interest under the supplemental agreements as mentioned above, will amount to approximately US$240.4 million (RMB1.5 billion) as of May 28, 2022.
The Convertible Loan is convertible into the Company’s Class A ordinary shares at Alibaba’s option on the
 60th
calendar day following the maturity date or a date falling on or after the occurrence of an event of default.